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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 20, 1996, on our audit of the consolidated financial statements of Inland Resources Inc. as of December 31, 1995 and for the year then ended.



/s/ Coopers & Lybrand LLP
Coopers & Lybrand LLP
Denver, Colorado

May 14, 1997